PIMCO Funds

Supplement Dated September 27, 2012 to the

Strategic Markets Funds Class A, Class B, Class C and Class R Prospectus and Strategic Markets

Funds Institutional Class, Class P, Administrative Class and Class D Prospectus, each dated

July 31, 2012, as supplemented from time to time (the “Prospectuses”)

Disclosure Related to PIMCO All Asset Fund

Effective immediately, the first sentence of the first paragraph of the “Principal Investment Strategies” section of the PIMCO All Asset Fund’s Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

Disclosure Related to PIMCO All Asset All Authority Fund

Effective immediately, the first sentence of the first paragraph of the “Principal Investment Strategies” section of the PIMCO All Asset All Authority Fund’s Fund Summary in each Prospectus is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objective by investing under normal circumstances substantially all of its assets in Institutional Class or Class M shares of any funds of the Trust or PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds, or shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”).

In addition, effective immediately, the sixth footnote to the “Annual Fund Operating Expenses” table in the “Fees and Expenses of the Fund” section of the PIMCO All Asset All Authority Fund’s Fund Summary in the Strategic Markets Funds Institutional Class, Class P, Administrative Class and Class D Prospectus is deleted in its entirety and replaced with the following:

[6]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense and interest expense of the Underlying PIMCO Funds is 1.16%, 1.26%, 1.41% and 1.56% for the Institutional Class, Class P, Administrative Class and Class D shares, respectively.

Additionally, effective immediately, the sixth footnote to the “Annual Fund Operating Expenses” table in the “Fees and Expenses of the Fund” section of the PIMCO All Asset All Authority Fund’s Fund Summary in the Strategic Markets Funds Class A, Class B, Class C and Class R Prospectus is deleted in its entirety and replaced with the following:

[6]

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement excluding interest expense and interest expense of the Underlying PIMCO Funds is 1.61% and 2.36% for Class A and Class C shares, respectively.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP1_092712

PIMCO Funds

Supplement Dated September 27, 2012 to the

Strategic Markets Funds Class A, Class B, Class C and Class R Prospectus and Bond Funds Class A,

Class B, Class C and Class R Prospectus, each dated July 31, 2012, as supplemented from time to time (the “Prospectuses”)

Disclosure Related to Rights of Accumulation

Effective immediately, the second paragraph of the “Classes of Shares – Class A, B, C and R Shares—Right of Accumulation and Combined Purchase Privilege (Breakpoints)” section of each Prospectus is deleted in its entirety and replaced with the following:

The term “Qualifying Investor” refers to:

1.

an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member); or

2.	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.	an employee benefit plan of a single employer.

*

For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (1) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP2_092712